EXECUTIVE COPY



                                    FIRST  AMENDMENT  dated as of June 30,  2003
                                    (this "Amendment") to the Second Amended and
                                           ---------
                                    Restated Five- Year Competitive  Advance and
                                    Revolving  Credit  Facility   Agreement  (as
                                    amended,  supplemented or otherwise modified
                                    from time to time,  the "Credit  Agreement")
                                                             -----------------
                                    dated as of  February  26,  2003  among  THE
                                    HARTFORD FINANCIAL SERVICES GROUP, INC. (the
                                    "Borrower"),  the LENDERS  party thereto and
                                    JPMORGAN  CHASE  BANK and  BANK OF  AMERICA,
                                    N.A.,  as  co-administrative   agents,  (the
                                    "Agent").

A. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B. The Borrower has requested that the Lenders amend a certain provision of the Credit Agreement. The Required Lenders are willing to agree to such amendment on the terms and subject to the conditions of this Amendment.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agrees as follows:

                  Section 1. Amendment to the Credit Agreement. The definition of "Equity Units" is hereby amended to read as follows:

         "Equity Units" shall mean the 6,600,000 6% Equity Units issued by the Company on September 13, 2002, the 12,000,000 7% Equity Units issued by the Company on May 23, 2003 and the 1,800,000 7% Equity Units issued by the Company on May 30, 2003.

                  Section 2.  Representations,  Warranties and  Agreements.  The
                              --------------------------------------------
         Borrower hereby represents and warrants to and agrees with each Lender and the Agent that:

                  (a)      The  representations  and  warranties  set  forth  in
                           Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

                  (b)      As of the  Amendment  Effective  Date,  no  Event  of


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                           Default or Default has occurred and is continuing.

                  Section 3. Conditions to  Effectiveness.  This Amendment shall
                             ----------------------------
         be effective as of June 30, 2003 upon the satisfaction in full of the condition precedent (the "Amendment Effective Date") that the Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower, the Agent and the Required Lenders.

                  Section 4. Credit  Agreement.  Except as  specifically  stated
                             -----------------
         herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereto", "hereof" and words similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

                  SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY
                             --------------
         AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  Section 6. Counterparts. This Amendment may be executed in any
                             ------------
         number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                  Section 7.  Expenses.  The Borrower  agrees to  reimburse  the
                              --------
         Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP counsel for the Agent.


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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
           Amendment to be duly executed by their respective authorized officers as of the date first above written.

                             THE HARTFORD FINANCIAL
                             SERVICES GROUP, INC.,
                             by:  /s/ John N. Giamalis
                                  ----------------------------------------------
                                  Name:        JOHN N. GIAMALIS
                                  Title:     Senior Vice President and Treasurer


                             JPMORGAN CHASE BANK, individually
                             and as Co-Administrative Agent

                             by:
                                  ----------------------------------------------
                                  Name:
                                  Title:



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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
           Amendment to be duly executed by their respective authorized officers as of the date first above written.


                             THE HARTFORD FINANCIAL
                             SERVICES GROUP, INC.,
                             by:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                             JPMORGAN CHASE BANK, individually
                             and as Co-Administrative Agent

                             by:  /s/ Heather Lindstrom
                                  ----------------------------------------------
                                  Name:        Heather A. Lindstrom
                                  Title:       Vice President




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                                    Signature Page to First  Amendment  dated as
                                    of June 30,  2003 to the Second  Amended and
                                    Restated Five Year  Competitive  Advance and
                                    Revolving Credit Facility Agreement dated as of February 26, 2003 among The Hartford Financial Services Group, Inc.; the Lenders party thereto and JPMorgan Chase Bank

                                    Name of Institution:       Bank of America

                                    By: /s/ Leslie Nannen
                                       -----------------------------------------
                                            Name:  Leslie Nannen
                                            Title:   Vice President


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                                    Signature Page to First  Amendment  dated as
                                    of June 30,  2003 to the Second  Amended and
                                    Restated Five Year  Competitive  Advance and
                                    Revolving Credit Facility Agreement dated as of February 26, 2003 among The Hartford Financial Services Group, Inc.; the Lenders party thereto and JPMorgan Chase Bank

                                    Name of Institution:       Citibank, N.A.

                                    By:  /s/ Maria Hackley
                                       -----------------------------------------
                                             Name:  Maria G. Hackley
                                             Title:   Managing Director



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                                    Signature Page to First  Amendment  dated as
                                    of June 30,  2003 to the Second  Amended and
                                    Restated Five Year  Competitive  Advance and
                                    Revolving Credit Facility Agreement dated as of February 26, 2003 among The Hartford Financial Services Group, Inc.; the Lenders party thereto and JPMorgan Chase Bank

                                    Name of Institution:     Fleet National Bank

                                    By: /s/ Carla Balesano
                                       -----------------------------------------
                                            Name:  Carla Balesano
                                            Title:   Director



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                                    Signature Page to First  Amendment  dated as
                                    of June 30,  2003 to the Second  Amended and
                                    Restated Five Year  Competitive  Advance and
                                    Revolving Credit Facility Agreement dated as of February 26, 2003 among The Hartford Financial Services Group, Inc.; the Lenders party thereto and JPMorgan Chase Bank

                                    Name of Institution:       Mellon Bank N.A.

                                    By:  /s/ Carrie Burnham
                                       -----------------------------------------
                                         Name:  Carrie Burnham
                                         Title: Assistant Vice President


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                                    Signature Page to First  Amendment  dated as
                                    of June 30,  2003 to the Second  Amended and
                                    Restated Five Year  Competitive  Advance and
                                    Revolving Credit Facility Agreement dated as of February 26, 2003 among The Hartford Financial Services Group, Inc.; the Lenders party thereto and JPMorgan Chase Bank

                                    Name of Institution:   State Street Bank and
                                    Trust Company

                                    By:  /s/ Edward M. Anderson
                                       -----------------------------------------
                                             Name:  Edward M. Anderson
                                             Title:   Vice President



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                                    Signature Page to First  Amendment  dated as
                                    of June 30,  2003 to the Second  Amended and
                                    Restated Five Year  Competitive  Advance and
                                    Revolving Credit Facility Agreement dated as of February 26, 2003 among The Hartford Financial Services Group, Inc.; the Lenders party thereto and JPMorgan Chase Bank

                                    Name of Institution:       SunTrust Bank

                                    By:  /s/ Todd Sheets
                                       -----------------------------------------
                                             Name:  Todd Sheets
                                             Title:   Assistant Vice President





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                                    Signature Page to First  Amendment  dated as
                                    of June 30,  2003 to the Second  Amended and
                                    Restated Five Year  Competitive  Advance and
                                    Revolving Credit Facility Agreement dated as of February 26, 2003 among The Hartford Financial Services Group, Inc.; the Lenders party thereto and JPMorgan Chase Bank

                                    Name of Institution:       The Bank of New
                                    York

                                    By:  /s/ Gary Overton
                                       -----------------------------------------
                                             Name:  Gary Overton
                                             Title:   Vice President


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                                    SIGNATURE PAGE TO FIRST  AMENDMENT  DATED AS
                                    OF JUNE 30,  2003 TO THE SECOND  AMENDED AND
                                    RESTATED FIVE YEAR  COMPETITIVE  ADVANCE AND
                                    REVOLVING CREDIT FACILITY AGREEMENT DATED AS
                                    OF  FEBRUARY  26,  2003  AMONG THE  HARTFORD
                                    FINANCIAL  SERVICES GROUP, INC.; THE LENDERS
                                    PARTY THERETO AND JPMORGAN CHASE BANK

                                    UBS AG, CAYMAN ISLANDS BRANCH

                                    BY:  /s/ Wilfred Saint
                                       -----------------------------------------
                                             NAME:  Wilfred V. Saint
                                             TITLE:   Associate Director Banking
                                                      Products Services US


                                    BY:  /s/ Reto Jenal
                                       -----------------------------------------
                                             NAME:  Reto Jenal
                                             TITLE:   Executive Director



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                                    Signature Page to First  Amendment  dated as
                                    of June 30,  2003 to the Second  Amended and
                                    Restated Five Year  Competitive  Advance and
                                    Revolving Credit Facility Agreement dated as of February 26, 2003 among The Hartford Financial Services Group, Inc.; the Lenders party thereto and JPMorgan Chase Bank

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION:

                                    By:  /s/ Beth McGinnis
                                       -----------------------------------------
                                             Name:  Beth C. McGinnis
                                             Title:   Vice President


                                    By:  /s/ James Doherty
                                       -----------------------------------------
                                             Name:  James Doherty
                                             Title:   Vice President


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                                    Signature Page to First  Amendment  dated as
                                    of June 30,  2003 to the Second  Amended and
                                    Restated Five Year  Competitive  Advance and
                                    Revolving Credit Facility Agreement dated as of February 26, 2003 among The Hartford Financial Services Group, Inc.; the Lenders party thereto and JPMorgan Chase Bank

                                    Name of Institution:
                                    Wachovia Bank, National Association

                                    By:  /s/ Kimberly Shaffer
                                       -----------------------------------------
                                             Name:  Kimberly Shaffer
                                             Title: Director





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